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                                                                   Exhibit 10.68

                                    GUARANTY

     This GUARANTY is dated as of January 31, 2003 and entered into by THE UNDERSIGNED (each a "Guarantor", and together with any future Subsidiaries executing this Guaranty, being collectively referred to herein as the "Guarantors") in favor of and for the benefit of Citicorp North America, Inc., as Administrative Agent for and representative of (in such capacity herein called the "Guarantied Party") the several financial institutions (the "Lenders") from time to time party to the Credit Agreement referred to below and any Selected Revolving Lender, and for the benefit of the other Beneficiaries (as hereinafter defined).

                             PRELIMINARY STATEMENTS
                             ----------------------

     A. Levi Strauss & Co., a Delaware corporation (the "Borrower"), has entered into that certain Credit Agreement dated as of January 31, 2003 by and among the Borrower, the Lenders from time to time party thereto, the several financial institutions party thereto as L/C Issuers, the several financial institutions party thereto as Joint Lead Arrangers and Joint Book Managers, the financial institutions party thereto as Co-Syndication Agents, the financial institution party thereto as Documentation Agent and Citicorp North America, Inc., as Swing Line Lender and Administrative Agent for the Lenders (said Credit Agreement, as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, being the "Credit Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined).

     B. The Borrower, Levi Strauss International Group Finance Coordination Services Comm V.A., a Belgian corporation, or any successor thereto ("LSIFCS") and certain Material Domestic Subsidiaries of the Borrower may from time to time enter, or may from time to time have entered, into one or more Selected Revolving Lender Swap Contracts in accordance with the terms of the Credit Agreement, and it is desired that the obligations of the Borrower, LSIFCS and such Material Domestic Subsidiaries under the Selected Revolving Lender Swap Contracts, including the obligation of the Borrower, LSIFCS and such Material Domestic Subsidiaries to make payments thereunder in the event of early termination or close out thereof, together with all obligations of the Borrower under the Credit Agreement and the other Loan Documents, be guarantied hereunder until the payment in full of all Obligations under the Credit Agreement and the other Loan Documents, the cancellation or expiration of all Letters of Credit and the termination of the Commitments.

     C. The Borrower and certain of its Subsidiaries may from time to time enter, or may from time to time have entered, into one or more arrangements for Selected Revolving Lender Cash Management Services in accordance with the terms of the Credit Agreement, and it is desired that the obligations of the Borrower and such Subsidiaries arising in connection with such Selected Revolving Lender Cash Management Services, together with all obligations of the Borrower under the Credit Agreement and the other Loan Documents, be guarantied hereunder until the payment in full of all Obligations under the Credit Agreement and the other Loan Documents, the cancellation or expiration of all Letters of Credit and the termination of the Commitments.

                                        1                               Guaranty

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     D. The Guarantied Party, the Lenders and each Selected Revolving Lender for which the Guarantied Party has received the notice required by Section 17(c)
                                                               -------------
hereof are sometimes referred to herein as the "Beneficiaries."

     E. A portion of the proceeds of the Credit Extensions may be advanced to the Guarantors, and thus the Guarantied Obligations (as hereinafter defined) are being incurred for and will inure to the benefit of the Guarantors (which benefits are hereby acknowledged).

     F. It is a condition precedent to the initial extensions of credit by the Lenders under the Credit Agreement that the Borrower's obligations thereunder be guarantied by the Guarantors.

     G. The Guarantors are willing irrevocably and unconditionally to guaranty such obligations of the Borrower.

     NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders and the Guarantied Party to enter into the Credit Agreement and to induce the Selected Revolving Lenders to enter into the Selected Revolving Lender Swap Contracts and to provide the Selected Revolving Lender Cash Management Services, the Guarantors hereby agree as follows:

     1. Guaranty. (a) In order to induce (i) the Lenders to extend credit to the
        --------
Borrower pursuant to the Credit Agreement, (ii) the entry by the Selected Revolving Lenders into the Selected Revolving Lender Swap Contracts and (iii) the provision by the Selected Revolving Lenders of the Selected Revolving Lender Cash Management Services, the Guarantors jointly and severally irrevocably and unconditionally guaranty, as primary obligors and not merely as sureties, the due and punctual payment in full of all Guarantied Obligations (as hereinafter defined) when the same shall become due, whether at stated maturity, by acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S) 362(a)). The term "Guarantied Obligations" is used herein in its most comprehensive sense and includes any and all Obligations of the Borrower, any and all obligations of the Borrower, LSIFCS and each Material Domestic Subsidiary of the Borrower under the Selected Revolving Lender Swap Contracts and any and all obligations of the Borrower and each of its Subsidiaries in connection with the Selected Revolving Lender Cash Management Services, now or hereafter made, incurred or created, whether absolute or contingent, liquidated or unliquidated, whether due or not due, and however arising under or in connection with the Credit Agreement, the Selected Revolving Lender Swap Contracts, the Selected Revolving Lender Cash Management Services, this Guaranty and the other Loan Documents, including those arising under successive borrowing transactions under the Credit Agreement which shall either continue the Obligations of the Borrower or from time to time renew them after they have been satisfied; provided, however, that obligations arising under or in connection with the Selected Revolving Lender Swap Contracts and the Selected Revolving Lender Cash Management Services shall be Guarantied Obligations only until the payment in full of all Obligations under the Credit Agreement and the other Loan Documents, the cancellation or expiration of all Letters of Credit and the termination of the Commitments.

                                   2                                    Guaranty

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     Each Guarantor acknowledges that a portion of the Credit Extensions may be advanced to it, that Letters of Credit may be issued for the benefit of its business and that the Guarantied Obligations are being incurred for and will inure to its benefit.

     Any interest on any portion of the Guarantied Obligations that accrues after the commencement of any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of the Borrower, LSIFCS or any of the other Subsidiaries of the Borrower (or, if interest on any portion of the Guarantied Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Guarantied Obligations if said proceeding had not been commenced) shall be included in the Guarantied Obligations because it is the intention of each Guarantor and the Guarantied Party that the Guarantied Obligations should be determined without regard to any rule of law or order that may relieve the Borrower, LSIFCS or any of the other Subsidiaries of the Borrower of any portion of such Guarantied Obligations.

     In the event that all or any portion of the Guarantied Obligations is paid, the obligations of each Guarantor hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) is rescinded or recovered directly or indirectly from the Guarantied Party or any other Beneficiary as a preference, fraudulent transfer or otherwise, and any such payments that are so rescinded or recovered shall constitute Guarantied Obligations.

     Subject to the other provisions of this Section 1, upon the failure of the
                                             ---------
Borrower, LSIFCS or any of the other Subsidiaries of the Borrower to pay any of the Guarantied Obligations when and as the same shall become due, each Guarantor will upon demand pay, or cause to be paid, in cash, to the Guarantied Party for the ratable benefit of the Beneficiaries, an amount equal to the aggregate of the unpaid Guarantied Obligations.

     (b) Anything contained in this Guaranty to the contrary notwithstanding, the obligations of each Guarantor under this Guaranty shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the "Fraudulent Transfer Laws"), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor (i) in respect of intercompany indebtedness to the Borrower or other affiliates of the Borrower to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder and
(ii) under any guaranty which contains a limitation as to maximum amount similar to that set forth in this Section 1(b), pursuant to which the liability of such
                          ------------
Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement, indemnification or contribution of such Guarantor pursuant to applicable law or pursuant to the terms of any agreement.

                                   3                                    Guaranty

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     (c) Each Guarantor under this Guaranty and each guarantor under other guaranties, if any, relating to the Credit Agreement (the "Related Guaranties") that contain a contribution provision similar to that set forth in this Section
                                                                        -------
1(c), together desire to allocate among themselves (collectively, the
----
"Contributing Guarantors"), in a fair and equitable manner, their obligations arising under this Guaranty and the Related Guaranties. Accordingly, in the event any payment or distribution is made on any date by a Guarantor under this Guaranty or a guarantor under a Related Guaranty, each such Guarantor or such other guarantor shall be entitled to a contribution from each of the other Contributing Guarantors in the maximum amount permitted by law so as to maximize the aggregate amount of the Guarantied Obligations paid to the Beneficiaries.

     2. Guaranty Absolute; Continuing Guaranty. The obligations of each
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Guarantor hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guarantied Obligations. In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees that: (a) this Guaranty is a guaranty of payment when due and not of collectibility; (b) the Guarantied Party may enforce this Guaranty upon the occurrence of an Event of Default under the Credit Agreement notwithstanding the existence of any dispute between the Borrower, LSIFCS, any of the other Subsidiaries of the Borrower, or any Guarantor and any Beneficiary with respect to the existence of such event; (c) the obligations of each Guarantor hereunder are independent of each of the obligations of the Borrower under the Loan Documents, of the Borrower, LSIFCS or any Material Domestic Subsidiary of the Borrower under the Selected Revolving Lender Swap Contracts, of the Borrower or any of its Subsidiaries in connection with any Selected Revolving Lender Cash Management Services and a separate action or actions may be brought and prosecuted against each Guarantor whether or not any action is brought against the Borrower, LSIFCS, any of the other Subsidiaries of the Borrower or any of such other Guarantors and whether or not the Borrower, LSIFCS, any of the other Subsidiaries of the Borrower or any other Guarantor is joined in any such action or actions; and (d) a payment of a portion, but not all, of the Guarantied Obligations by one or more Guarantors shall in no way limit, affect, modify or abridge the liability of such or any other Guarantor for any portion of the Guarantied Obligations that has not been paid. This Guaranty is a continuing guaranty and shall be binding upon each Guarantor and its successors and assigns, and each Guarantor irrevocably waives any right to revoke this Guaranty as to future transactions giving rise to any Guarantied Obligations.

     3. Actions by the Beneficiaries. Any Beneficiary may from time to time,
        ----------------------------
without notice or demand and without affecting the validity or enforceability of this Guaranty or giving rise to any limitation, impairment or discharge of any Guarantor's liability hereunder, (a) renew, extend, accelerate or otherwise change the time, place, manner or terms of payment of the Guarantied Obligations, (b) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guarantied Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations, (c) request and accept other guaranties of the Guarantied Obligations and take and hold security for the payment of this Guaranty or the Guarantied Obligations, (d) release, exchange, compromise, subordinate or modify, with or without consideration, any security for payment of the Guarantied Obligations, any other guaranties of the Guarantied Obligations, or any other obligation of any Person with respect to the Guarantied Obligations, (e) enforce and

                                   4                                    Guaranty

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apply any security now or hereafter held by or for the benefit of any
Beneficiary in respect of this Guaranty or the Guarantied Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that Guarantied Party or the other Beneficiaries, or any of them, may have against any such security, as Guarantied Party in its discretion may determine consistent with the Credit Agreement, the Selected Revolving Lender Swap Contracts or the Selected Revolving Lender Cash Management Services and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable and (f) exercise any other rights available to the Guarantied Party or the other Beneficiaries, or any of them, under the Loan Documents, the Selected Revolving Lender Swap Contracts or the Selected Revolving Lender Cash Management Services.

     4. No Discharge. This Guaranty and the obligations of the Guarantors
        ------------
hereunder shall be valid and enforceable and shall not be subject to any limitation, impairment or discharge for any reason (other than payment in full of the Guarantied Obligations), including the occurrence of any of the following, whether or not any Guarantor shall have had notice or knowledge of any of them: (a) any failure to assert or enforce or agreement not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy with respect to the Guarantied Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guarantied Obligations, (b) any waiver or modification of, or any consent to departure from, any of the terms or provisions of the Credit Agreement, any of the other Loan Documents, the Selected Revolving Lender Swap Contracts, any Selected Revolving Lender Cash Management Services or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guarantied Obligations, (c) the Guarantied Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect, (d) the application of payments received from any source to the payment of indebtedness other than the Guarantied Obligations, even though the Guarantied Party or the other Beneficiaries, or any of them, might have elected to apply such payment to any part or all of the Guarantied Obligations, (e) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guarantied Obligations, (f) any defenses, set-offs or counterclaims which the Borrower, LSIFCS, any other Guarantor or any other Subsidiary of the Borrower may assert against the Guarantied Party or any Beneficiary in respect of the Guarantied Obligations, including but not limited to failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury and (g) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of a Guarantor as an obligor in respect of the Guarantied Obligations.

     5. Waivers. Each Guarantor waives, for the benefit of the Beneficiaries:
        -------
(a) any right to require the Guarantied Party or the other Beneficiaries, as a condition of payment or performance by such Guarantor, to (i) proceed against the Borrower or LSIFCS, any other guarantor (including any other Guarantor) of the Guarantied Obligations, any other Subsidiary of the Borrower or any other Person, (ii) proceed against or exhaust any security held from the Borrower or LSIFCS, any other guarantor of the Guarantied Obligations, any other Subsidiary of the Borrower or any other Person, (iii) proceed against or have resort to any balance of any deposit account or credit on the books of any Beneficiary in favor of the Borrower, LSIFCS, any

                                   5                                    Guaranty

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other Guarantor, any other Subsidiary of the Borrower or any other Person, or
(iv) pursue any other remedy in the power of any Beneficiary; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of the Borrower, LSIFCS, any other Guarantor or any other Subsidiary of the Borrower including any defense based on or arising out of the lack of validity or the unenforceability of the Guarantied Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of the Borrower, LSIFCS, any other Guarantor or any other Subsidiary of the Borrower from any cause other than payment in full of the Guarantied Obligations; (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense based upon the Guarantied Party's or any other Beneficiary's errors or omissions in the administration of the Guarantied Obligations, except behavior that amounts to gross negligence or willful misconduct; (e) (i) any principles or provisions of law, statutory or otherwise, that are or might be in conflict with the terms of this Guaranty and any legal or equitable discharge of such Guarantor's obligations hereunder, (ii) the benefit of any statute of limitations affecting such Guarantor's liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims and (iv) promptness, diligence and any requirement that any Beneficiary protect, secure, perfect or insure any Lien or any property subject thereto; (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Guaranty, notices of default under the Credit Agreement, notices of default, close out or early termination under any Selected Revolving Lender Swap Contracts or any agreement or instrument related thereto, notices in connection with any event relating to any Selected Revolving Lender Cash Management Services, notices of any renewal, extension or modification of the Guarantied Obligations or any agreement related thereto, notices of any extension of credit to the Borrower, LSIFCS, any other Guarantor or any other Subsidiary of the Borrower and notices of any of the matters referred to in Sections 3 and 4 hereof and any right to consent to any thereof; and (g) to the
----------     -
fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Guaranty.

     As used in this paragraph, any reference to "the principal" includes the Borrower, LSIFCS, any other Material Domestic Subsidiary party to any Selected Revolving Lender Swap Contracts and any other Subsidiary of the Borrower party to any arrangement relating to Selected Revolving Lender Cash Management Services and any reference to "the creditor" includes the Guarantied Party and each other Beneficiary. In accordance with Section 2856 of the California Civil Code each Guarantor waives any and all rights and defenses available to it by reason of Sections 2787 to 2855, inclusive, 2899 and 3433 of the California Civil Code, including any and all rights or defenses such Guarantor may have because the Guarantied Obligations are secured by real property or by reason of protection afforded to the principal with respect to any of the Guarantied Obligations, or to any other guarantor of any of the Guarantied Obligations with respect to any of such guarantor's obligations under its guaranty, in either case pursuant to the antideficiency or other laws of the State of California limiting or discharging the principal's indebtedness or such guarantor's obligations, including Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure. Consequently, among other things: (1) the creditor may collect from such Guarantor without first foreclosing on any real or personal property collateral pledged by the principal; and (2) if the creditor forecloses on any real property collateral pledged by the principal: (A) the amount of the Guarantied Obligations may be reduced only by the price

                                   6                                    Guaranty

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for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price and (B) the creditor may collect from such Guarantor even if the creditor, by foreclosing on the real property collateral, has destroyed any right such Guarantor may have to collect from the principal. This is an unconditional and irrevocable waiver of any right and defenses such Guarantor may have because the Guarantied Obligations are secured by real property. Each Guarantor also waives all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a Guarantied Obligation, has destroyed such Guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the Code of Civil Procedure or otherwise; and even though that election of remedies by the creditor, such as nonjudicial foreclosure with respect to security for an obligation of any other guarantor of any of the Guarantied Obligations, has destroyed such Guarantor's rights of contribution against such other guarantor. No other provision of this Guaranty shall be construed as limiting the generality of any of the covenants and waivers set forth in this paragraph. As provided below, this Guaranty shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of New York, without regard to conflicts of laws principles. This paragraph is included solely out of an abundance of caution, and shall not be construed to mean that any of the above-referenced provisions of California law are in any way applicable to this Guaranty or to any of the Guarantied Obligations.

     6. Guarantors' Rights of Subrogation, Contribution, Etc.; Subordination of
        -----------------------------------------------------------------------
Other Obligations. Each Guarantor waives any claim, right or remedy, direct or
-----------------
indirect, that such Guarantor now has or may hereafter have against the Borrower, LSIFCS, any other Guarantor, any other Subsidiary of Borrower or their respective assets in connection with this Guaranty or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute (including under California Civil Code Section 2847, 2848 or 2849), under common law or otherwise and including (a) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against the Borrower, LSIFCS, any other Guarantor or any other Subsidiary of the Borrower, (b) any right to enforce, or to participate in, any claim, right or remedy that any Beneficiary now has or may hereafter have against the Borrower, LSIFCS, any other Guarantor or any other Subsidiary of the Borrower and (c) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Beneficiary. In addition, until the Guarantied Obligations shall have been paid in full, the Commitments shall have terminated and all Letters of Credit shall have expired or been cancelled, each Guarantor shall withhold exercise of any right of contribution such Guarantor may have against any other guarantor of any of the Guarantied Obligations. Each Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Guarantor may have against the Borrower, LSIFCS, any other Guarantor or any other Subsidiary of the Borrower or against any collateral or security, and any rights of contribution such Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights the Guarantied Party or the other Beneficiaries may have against the Borrower, LSIFCS, any other Guarantor or any other Subsidiary of the Borrower, to all right, title and interest the Guarantied Party or the other Beneficiaries may have in any such collateral

                                   7                                    Guaranty
or security, and to any right the Guarantied Party or the other Beneficiaries may have against such other guarantor.

     Any indebtedness of the Borrower, LSIFCS, any other Guarantor or any other Subsidiary of the Borrower now or hereafter held by any Guarantor is subordinated in right of payment to the Guarantied Obligations, and any such indebtedness of the Borrower, LSIFCS, any other Guarantor or any other Subsidiary of the Borrower to a Guarantor collected or received by such Guarantor after an Event of Default has occurred and is continuing, and any amount paid to a Guarantor on account of any subrogation, reimbursement, indemnification or contribution rights referred to in the preceding paragraph when all Guarantied Obligations have not been paid in full, shall be held in trust for the Guarantied Party on behalf of the Beneficiaries and shall forthwith be paid over to the Guarantied Party for the benefit of the Beneficiaries to be credited and applied against the Guarantied Obligations.

     7.  Expenses. The Guarantors jointly and severally agree to pay or
         --------
reimburse the Guarantied Party and each Beneficiary for all costs and expenses incurred in connection with the enforcement, attempted enforcement or preservation of any rights or remedies under this Guaranty, including all Attorney Costs.

     8.  Financial Condition of the Borrower, LSIFCS, any other Guarantor or any
         -----------------------------------------------------------------------
other Subsidiary of the Borrower. No Beneficiary shall have any obligation, and
--------------------------------
each Guarantor waives any duty on the part of any Beneficiary, to disclose or discuss with such Guarantor its assessment, or such Guarantor's assessment, of the financial condition of the Borrower, LSIFCS, any other Guarantor or any other Subsidiary of the Borrower or any matter or fact relating to the business, operations or condition of the Borrower, LSIFCS, any other Guarantor or any other Subsidiary of the Borrower. Each Guarantor has adequate means to obtain information from the Borrower, LSIFCS, any other Guarantor or any other Subsidiary of the Borrower on a continuing basis concerning the financial condition of the Borrower, LSIFCS, any other Guarantor or any other Subsidiary of the Borrower and its ability to perform its obligations under the Loan Documents and the Selected Revolving Lender Swap Contracts, and in connection with any Selected Revolving Lender Cash Management Services, as the case may be, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of the Borrower, LSIFCS, any other Guarantor or any other Subsidiary of the Borrower and of all circumstances bearing upon the risk of nonpayment of the Guarantied Obligations.

     9.  Representations and Warranties. Each Guarantor makes, for the benefit
         ------------------------------
of the Beneficiaries, each of the representations and warranties made in the Credit Agreement by the Borrower as to such Guarantor, its assets, financial condition, operations, organization, legal status, business and the Loan Documents to which it is a party.

     10. Covenants. Each Guarantor agrees that, so long as any part of the
         ---------
Guarantied Obligations shall remain unpaid, any Letter of Credit shall be outstanding and any Lender shall have any Commitment, such Guarantor will, unless Required Lenders shall otherwise consent in writing, perform or observe, and cause its Subsidiaries to perform or observe, all of the terms, covenants and agreements that the Loan Documents and any Selected Revolving Lender Swap Contracts state that the Borrower is to cause a Guarantor and such Subsidiaries to perform or observe.

                                   8                                    Guaranty

     11. Set Off. In addition to any other rights any Beneficiary may have under
         -------
law or in equity, if any amount shall at any time be due and owing by a Guarantor to any Beneficiary under this Guaranty, such Beneficiary is authorized at any time or from time to time, without notice (any such notice being expressly waived), to set off and to appropriate and to apply any and all deposits (general or special, including but not limited to indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness of such Beneficiary owing to a Guarantor and any other property of such Guarantor held by a Beneficiary to or for the credit or the account of such Guarantor against and on account of the Guarantied Obligations and liabilities of such Guarantor to any Beneficiary under this Guaranty.

     12. Discharge of Guaranty Upon Sale of Guarantor. If all of the stock of a
         --------------------------------------------
Guarantor or any of its successors in interest under this Guaranty shall be sold or otherwise disposed of (including by merger or consolidation) in any sale or other disposition to a Person (other than a Subsidiary or an Affiliate of the Borrower) not prohibited by the Credit Agreement or otherwise consented to by Required Lenders, the obligations of such Guarantor or such successor in interest, as the case may be, hereunder shall automatically be discharged and released without any further action by any Beneficiary or any other Person effective as of the time of such sale; provided that, if the sale of such stock constitutes a disposition of assets as a condition precedent to such discharge and release, the Guarantied Party shall have received evidence satisfactory to it that arrangements satisfactory to it have been made for delivery to the Guarantied Party of the Net Cash Proceeds (if any) as required by the Credit Agreement.

     13. Amendments and Waivers. No amendment, modification, termination or
         ----------------------
waiver of any provision of this Guaranty, and no consent to any departure by any Guarantor therefrom, shall in any event be effective without the written concurrence of the Guarantied Party and, in the case of any such amendment or modification, the Guarantors. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

     14. Miscellaneous. It is not necessary for the Beneficiaries to inquire
         -------------
into the capacity or powers of any Guarantor, the Borrower, LSIFCS or any other Subsidiary of the Borrower, or the officers, directors or any agents acting or purporting to act on behalf of any of them.

     The rights, powers and remedies given to the Beneficiaries by this Guaranty are cumulative and shall be in addition to and independent of all rights, powers and remedies given to the Beneficiaries by virtue of any statute or rule of law or in any of the Loan Documents or Selected Revolving Lender Swap Contracts or any agreement between one or more Guarantors and one or more Beneficiaries or between the Borrower, LSIFCS, any Material Domestic Subsidiary party to any Selected Revolving Lender Swap Contracts or any other Subsidiary of the Borrower and one or more Beneficiaries. Any forbearance or failure to exercise, and any delay by any Beneficiary in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

     If any provision of this Guaranty is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Guaranty shall not be

                                   9                                    Guaranty
affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, the LAW OF THE STATE OF NEW YORK applicable to agreements made and to be performed entirely within such State.

     The rules of construction set forth in Sections 1.02 and 1.05 of the Credit Agreement shall be applicable to this Agreement mutatis mutandis.

     This Guaranty shall inure to the benefit of the Beneficiaries and their respective successors and assigns.

     ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY, THE GUARANTORS, THE GUARANTIED PARTY AND EACH BENEFICIARY CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE GUARANTORS, THE GUARANTIED PARTY AND EACH BENEFICIARY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS GUARANTY. THE GUARANTORS, THE GUARANTIED PARTY AND EACH BENEFICIARY WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

     EACH PARTY TO THIS GUARANTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THE GUARANTY OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS GUARANTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     If, for the purposes of obtaining judgment in any court, it is necessary to convert Original Currency into Other Currency, the parties hereto agree, to the fullest extent permitted by

                                   10                                   Guaranty
law, that the rate of exchange used shall be that at which in accordance with normal banking procedures, the Guarantied Party or a Beneficiary could purchase the Original Currency with such Other Currency in New York, New York on the Business Day immediately preceding the day on which any such judgment, or any relevant part thereof, is given. The obligations of any Guarantor in respect of any sum due from it to the Guarantied Party or any Beneficiary hereunder shall, notwithstanding any judgment in such Other Currency, be discharged only to the extent that on the Business Day following receipt by such Guarantied Party or Beneficiary of any sum adjudged to be so due in such Other Currency such Guarantied Party or Beneficiary may in accordance with normal banking procedures purchase the Original Currency with such Other Currency; if the Original Currency so purchased is less than the sum originally due such Guarantied Party or Beneficiary in the Original Currency, the Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Guarantied Party or Beneficiary against such loss, and if the Original Currency so purchased exceeds the sum originally due to such Guarantied Party or Beneficiary in the Original Currency, such agent or Lender shall remit such excess to such Guarantor.

          15. Additional Guarantors. The initial Guarantor(s) hereunder shall be
              ---------------------
such of the Material Domestic Subsidiaries of the Borrower as are signatories hereto on the date hereof. From time to time subsequent to the date hereof, Subsidiaries of the Borrower may become parties hereto, as additional Guarantors (each an "Additional Guarantor"), by executing a counterpart, a form of which is attached hereto as Exhibit A, of this Guaranty. Upon delivery of any such
                   ---------
counterpart to the Guarantied Party, notice of which is hereby waived by the Guarantors, each such Additional Guarantor shall be a Guarantor and shall be as fully a party hereto as if such Additional Guarantor were an original signatory hereof. Each Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Guarantor hereunder, nor by any election of the Guarantied Party not to cause any Subsidiary of the Borrower to become an Additional Guarantor hereunder. This Guaranty shall be fully effective as to any Guarantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Guarantor hereunder.

          16. Counterparts; Effectiveness. This Guaranty may be executed in one
              ---------------------------
or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Guaranty shall become effective as to each Guarantor upon the execution of a counterpart hereof by such Guarantor (whether or not a counterpart hereof shall have been executed by any other Guarantor). Any counterpart of this Guaranty may be transmitted and/or signed by facsimile. The effectiveness of such counterpart and signatures shall, subject to applicable Law, have the same force and effect as manually-signed originals and shall be binding on all Guarantors. The Guarantied Party may also require that any such counterpart and signatures be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver the same shall not
--------
limit the effectiveness of any facsimile counterpart or signature.

                                       11                               Guaranty

          17. The Guarantied Party as Agent.

          (a) The Guarantied Party has been appointed to act as Guarantied Party hereunder by the Lenders. The Guarantied Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights and to take or refrain from taking any action, solely in accordance with this Guaranty and the Credit Agreement.

          (b) The Guarantied Party shall at all times be the same Person that is the Administrative Agent under the Credit Agreement. Written notice of resignation by the Administrative Agent pursuant to Section 9.09 of the Credit Agreement shall also constitute notice of resignation as Guarantied Party under this Guaranty; and appointment of a successor administrative agent pursuant to
Section 9.09 of the Credit Agreement shall also constitute appointment of a successor Guarantied Party under this Guaranty. Upon the acceptance of any appointment as administrative agent under Section 9.09 of the Credit Agreement by a successor administrative agent, that successor administrative agent shall thereupon succeed to become vested with all the rights, powers, privileges and duties of the retiring Guarantied Party under this Guaranty, and the retiring Guarantied Party under this Guaranty shall promptly (i) transfer to such successor Guarantied Party all sums held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Guarantied Party under this Guaranty and (ii) take such other actions as may be necessary or appropriate in connection with the assignment to such successor Guarantied Party of the rights created hereunder, whereupon such retiring Guarantied Party shall be discharged from its duties and obligations under this Guaranty. After any retiring Guarantied Party's resignation hereunder as Guarantied Party, the provisions of this Guaranty shall inure to its benefits as to any actions taken or omitted to be taken by it under this Guaranty while it was the Guarantied Party hereunder.

          (c) The Guarantied Party shall not be deemed to have any duty whatsoever with respect to any Selected Revolving Lender until it shall have received written notice in form and substance satisfactory to the Guarantied Party from the Borrower, a Guarantor or the Selected Revolving Lender as to the existence and terms of the applicable Selected Revolving Lender Swap Contract or Selected Revolving Lender Cash Management Services.

         [The remainder of this page has been intentionally left blank.]

                                       12                               Guaranty

          IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

                                BATTERY STREET ENTERPRISES, INC.


                                By:_____________________________________________
                                Name:    Joseph M. Maurer
                                Title:   Treasurer

                                Address: Levi's Plaza
                                         1155 Battery Street
                                         San Francisco, CA 94111



                                LEVI STRAUSS FINANCIAL CENTER CORPORATION


                                By:_____________________________________________
                                Name:    Joseph M. Maurer
                                Title:   Treasurer

                                Address: Levi's Plaza
                                         1155 Battery Street
                                         San Francisco, CA 94111



                                LEVI STRAUSS GLOBAL FULFILLMENT
                                SERVICES, INC.

                                By:_____________________________________________
                                Name:    Joseph M. Maurer
                                Title:   Treasurer

                                Address: Levi's Plaza
                                         1155 Battery Street
                                         San Francisco, CA 94111


                                       S-1                              Guaranty

                                    LEVI STRAUSS GLOBAL
                                    OPERATIONS, INC.

                                    By:_________________________________________
                                    Name:  Joseph M. Maurer
                                    Title: Treasurer

                                    Address: Levi's Plaza
                                             1155 Battery Street
                                             San Francisco, CA 94111



                                    LEVI STRAUSS INTERNATIONAL

                                    By:_________________________________________
                                    Name:  Joseph M. Maurer
                                    Title: Treasurer

                                    Address: Levi's Plaza
                                             1155 Battery Street
                                             San Francisco, CA 94111



                                    LEVI STRAUSS INTERNATIONAL, INC.

                                    By:_________________________________________
                                    Name:  Joseph M. Maurer
                                    Title: Treasurer

                                    Address: Levi's Plaza
                                             1155 Battery Street
                                             San Francisco, CA 94111

                                       S-2                              Guaranty

                                    LEVI'S ONLY STORES, INC.

                                    By:_________________________________________
                                    Name:  Joseph M. Maurer
                                    Title: Treasurer

                                    Address: Levi's Plaza
                                             1155 Battery Street
                                             San Francisco, CA 94111



                                    NF INDUSTRIES, INC.

                                    By:_________________________________________
                                    Name:  Joseph M. Maurer
                                    Title: Treasurer

                                    Address: Levi's Plaza
                                             1155 Battery Street
                                             San Francisco, CA 94111

                                       S-3                              Guaranty

ACKNOWLEDGED AND FOR PURPOSES OF
THE WAIVER OF JURY TRIAL SET FORTH
IN SECTION 14 HEREOF ONLY, AGREED AS
OF THE DATE FIRST WRITTEN ABOVE

CITICORP NORTH AMERICA, INC.,
as Administrative Agent as Guarantied Party

By:__________________________________
Name:  Robert Chen
Title: Vice President

                                       S-4                              Guaranty

                                  Exhibit A to
                                  ------------

                               Subsidiary Guaranty
                               -------------------

                  Form of Counterpart for Additional Guarantors

                  This COUNTERPART (this "Counterpart"), dated as of _______, _____, is delivered pursuant to Section 15 of the Guaranty referred to below. The undersigned hereby agrees that this Counterpart may be attached to the Guaranty, dated as of January 31, 2003 (as it may be from time to time amended, supplemented, restated or otherwise modified, the "Guaranty"; the terms defined therein being used herein as therein defined), among the Guarantors named therein and Citicorp North America, Inc., as Guarantied Party. The undersigned, by executing and delivering this Counterpart, hereby becomes an Additional Guarantor under the Guaranty in accordance with Section 15 thereof and agrees to be bound by all of the terms thereof.

                  IN WITNESS WHEREOF, the undersigned has caused this Counterpart to be duly executed and delivered by its officer thereunto duly authorized as of ______________, ____.

                                         [NAME OF ADDITIONAL GUARANTOR]

                                         By:__________________________
                                         Name:__________________________
                                         Title:__________________________


                                         Address: ______________________________
                                                  ______________________________
                                                  ______________________________

                                       A-1                              Guaranty